PRAXIS PRECISION MEDICINES, INC.
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
(as amended effective February 6, 2026)
The purpose of this Non-Employee Director Compensation Policy (the “Policy”) of Praxis Precision Medicines, Inc. (the “Company”) is to provide a total compensation package that enables the Company to attract and retain, on a long-term basis, high-caliber directors who are not employees or officers of the Company or its subsidiaries (“Outside Directors”). The cash compensation described in this Policy shall be paid automatically and without further action of the Company’s Board of Directors (the “Board”) to each Outside Director who is entitled to receive such cash compensation, unless such Outside Director declines the receipt of such cash compensation by written notice to the Company. This Policy shall be effective as of the date first indicated above (the “Effective Date”) and shall remain in effect until it is revised or rescinded by further action of the Board. This Policy may be amended, modified or terminated by the Board at any time in its sole discretion. As of the Effective Date, this Policy shall supersede any prior cash and/or equity compensation policy for service as an Outside Director.
1.Cash Retainers.
(a)Annual Retainer for Board Membership. Each Outside Director will receive an annual retainer of $50,000 for general availability and participation in meetings and conference calls of the Board.
(b)Additional Annual Retainers. In addition, each Outside Director will receive the following annual retainers:
(i)Non-Executive Chair. An Outside Director serving as Chairperson of the Board will receive an additional annual retainer of $40,000 for such service.
(ii)Audit Committee.    An Outside Director serving as Chairperson of the Audit Committee will receive an additional annual retainer of $24,000 for such service. An Outside Director serving as a member other than the Chairperson of the Audit Committee will receive an additional annual retainer of $12,000 for such service.
(iii)Compensation Committee.    An Outside Director serving as Chairperson of the Compensation Committee will receive an additional annual retainer of $20,000 for such service. An Outside Director serving as a member other than the Chairperson of the Compensation Committee will receive an additional annual retainer of $10,000 for such service.
(iv)Nominating and Corporate Governance Committee. An Outside Director serving as Chairperson of the Nominating and Corporate Governance Committee will receive an additional annual retainer of $16,000 for such service. An Outside Director serving as a member other than the

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Chairperson of the Nominating and Corporate Governance Committee will receive an additional annual retainer of $8,000 for such service.
(v)Science and Technology Committee.     An Outside Director serving as Chairperson of the Science and Technology Committee will receive an additional annual retainer of $16,000 for such service. An Outside Director serving as a member other than the Chairperson of the Science and Technology Committee will receive an additional annual retainer of $8,000 for such service.
Chairperson and committee member retainers are in addition to retainers for members of the Board. No additional compensation will be paid for attending individual committee meetings of the Board.
(c)Payment of Retainers. The annual retainers described in Sections 1(a) and 1(b) will be earned on a quarterly basis based on a calendar quarter and paid in cash by the Company in arrears not later than the fifteenth day following the end of each calendar quarter. If an Outside Director does not serve as an Outside Director, or in the applicable position described in Section 1(b), for an entire calendar quarter, the retainer paid to such Outside Director will be prorated based on the number of actual days served by the Outside Director as an Outside Director, or in such position, during such calendar quarter. No additional compensation will be paid for attending individual meetings of the Board.
2.Equity Compensation. Outside Directors will be granted the equity awards described below. The awards described below will be granted by the Board under and subject to the terms of the Company’s 2020 Stock Option and Incentive Plan or any other applicable Company equity incentive plan then-maintained by the Company (such plan, as may be amended from time to time, the “Equity Plan”), including any limitations on director compensation contained in the Equity Plan, and subject to the award agreements, including attached exhibits, in substantially the forms approved by the Board. All applicable terms of the Equity Plan apply to this Policy as if fully set forth herein, and all equity awards to be granted hereunder are subject in all respects to the terms of the Equity Plan.
(a)Certain Definitions. For purposes of this Policy:
(i)“Annual Meeting” means an annual meeting of the Company’s stockholders.
(ii)“Black-Scholes Value” means with respect to an option, the per share fair value of the option, as determined by the Board based on the Black-Scholes option valuation model.
(iii)“Fair Market Value” means with respect to an equity award hereunder, “Fair Market Value” (or a term of similar effect) as defined in the Equity Plan under which such award was granted.
(iv)“Pro Rata Fraction” means a fraction, (A) the numerator of which is either (x) if the date of the next Annual Meeting to occur after a given Outside

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Director’s Start Date (as defined below) has been set as of such Start Date, the number of days in the period beginning on such Outside Director’s Start Date and ending on the date of such next Annual Meeting or (y) if otherwise, 365 minus the number of days in the period beginning on the date of the Annual Meeting immediately preceding such Outside Director’s Start Date and ending on such Outside Director’s Start Date, and (B) the denominator of which is 365.
(v)“Sale Event” means with respect to an equity award hereunder, “Sale Event” (or a term of similar effect) as defined in the Equity Plan under which such award was granted.
(b)Initial Awards: Each person who is initially appointed or elected to the Board as an Outside Director (the effective date of such initial appointment or election, the “Start Date”) shall be eligible to be granted, subject to approval of the Board or the Compensation Committee of the Board, the following initial, one-time equity awards (“Initial Awards”). For the avoidance of doubt, unless the Board otherwise determines, no Outside Director will be granted Initial Awards more than once, and an Outside Director who is initially elected to the Board on the date of an Annual Meeting will receive an Initial RSU Award and Annual Awards but will not receive a Pro Rata Option Award or a Pro Rata RSU Award (as such capitalized terms are defined below).
(i)Initial RSU Award. Such Outside Director shall be eligible to be granted a number of restricted stock units equal to $220,000 divided by the Fair Market Value on the Start Date (the “Initial RSU Award”).
(ii)Pro Rata Initial Awards: In addition, if the Start Date is other than the date of an Annual Meeting, such Outside Director shall be eligible to be granted (A) an option to purchase a number of shares of the Company’s common stock equal to (x) $110,000 divided by the option’s Black-Scholes Value, multiplied by (y) the Pro Rata Fraction (the “Pro Rata Option Award”); and (B) a number of restricted stock units equal to (x) $330,000 divided by the Fair Market Value on the Start Date, multiplied by (y) the Pro Rata Fraction (the “Pro Rata RSU Award”).
(c)Annual Awards. On the date of an Annual Meeting, each Outside Director who will continue to serve as an Outside Director following such Annual Meeting (including an Outside Director who becomes an Outside Director on the date of such Annual Meeting) will be eligible to receive the following annual equity awards, subject to approval of the Board (“Annual Awards”):
(i)Annual Option Award. Such Outside Director will be eligible to be granted an option to purchase a number of shares of the Company’s common stock equal to $110,000 divided by the option’s Black-Scholes Value (the “Annual Option Award”).
(ii)Annual RSU Award. Such Outside Director will be eligible to be granted a number of restricted stock units equal to $330,000 divided by the Fair

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Market Value on the date of the Annual Meeting (the “Annual RSU Award”).
(d)Termination. Members of the Board who are employees of the Company or any parent or subsidiary of the Company who subsequently terminate their employment with the Company and any parent or subsidiary of the Company and remain on the Board will not be eligible receive Initial Awards pursuant to Section 2(b) above, but to the extent that they are otherwise eligible, will be eligible to receive, after termination from employment with the Company and any parent or subsidiary of the Company, Annual Awards as described in Section 2(c) above.
(e)Terms of Awards Granted to Outside Directors.
(i)Vesting.
(A)Initial RSU Award. Each Initial RSU Award will vest in two equal annual installments occurring on the first two anniversaries of the date of grant.
(B)Pro Rata Option Award. Each Pro Rata Option Award will vest in equal monthly installments occurring on the same day of the month as the last Annual Meeting preceding the date of grant (or the last day of the month if such day does not exist) with the final such instalment occurring on the first anniversary of such last Annual Meeting, provided that any outstanding, unvested portion of a Pro Rata Option Award will vest on the date of the first Annual Meeting after the date of grant of such award.
(C)Pro Rata RSU Award. Each Pro Rata RSU Award will vest in a single installment on the first anniversary of the date of the last Annual Meeting preceding the date of grant, provided that any outstanding, unvested portion of a Pro Rata RSU Award will vest on the date of the first Annual Meeting after the date of grant of such award.
(D)Annual Option Award. Each Annual Option Award will vest in twelve equal monthly installments occurring on the same day of the month as the date of grant (or the last day of the month if such day does not exist), provided that any outstanding, unvested portion of an Annual Option Award will vest on the date of the first Annual Meeting after the date of grant of such award.
(E)Annual RSU Award. Each Annual RSU Award will vest in a single installment on the first anniversary of the date of grant, provided that any outstanding, unvested portion of an Annual RSU Award will vest on the date of the first Annual Meeting after the date of grant of such award.
(F)Forfeiture. Unless the Board otherwise determines, any portion of an Initial Award or Annual Award which is unvested at the time of

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an Outside Director’s termination of service with the Company and its subsidiaries shall be immediately forfeited upon such termination of service and shall not thereafter become vested or, if applicable, exercisable.
(G)Sale Event Acceleration. All outstanding Initial Awards and Annual Awards held by an Outside Director shall become fully vested and exercisable upon a Sale Event.
(ii)Other Option Terms. Options granted under this Policy will have a maximum term of ten years from the date of grant and a per share exercise price equal to the Fair Market Value of the Company’s common stock on the date of grant.
3.Expenses. The Company will reimburse all reasonable out-of-pocket expenses incurred by Outside Directors in attending meetings of the Board or any committee thereof.
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